EXHIBIT 10.16


                                FIRST AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

         This First Amendment to Loan and Security Agreement is entered into as of May 6, 2002 (the "Amendment"), by and between COMERICA BANK - CALIFORNIA ("Bank") and PERSISTENCE SOFTWARE, INC. ("Borrower").

                                    RECITALS
                                    --------

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 6, 2002 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The following defined term in Section 1.1 of the Agreement is hereby amended to read as follows:

                  "Term Maturity Date" means November 1, 2003.

         2. Section 2.3(a)(i) of the Agreement is hereby amended in its entirety to read as follows:

                           (i) ADVANCES. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to one percent (1.0%) above the Prime Rate.

         3. Section 6.9 of the Agreement is hereby amended in its entirety to read as follows:

                  6.9 TANGIBLE NET WORTH. On a consolidated basis, Borrower shall maintain a Tangible Net Worth of at least the following amounts:
         (i) for the quarter ending June 30, 2002, $4,000,000 plus the Additional TNW Amount as of the date of measurement, if any (collectively, the "Q2 Amount"), (ii) for the quarter ending September 30, 2002, the greater of (A) the Q2 Amount plus the Additional TNW Amount as of the date of measurement, if any, and (B) $4,500,000 (the greater of which is the "Q3 Amount"), and (iii) thereafter, the greater of (A) the Q3 Amount plus the Additional TNW Amount as of the date of measurement, if any, and (B) $5,000,000. As used herein, "Additional TNW Amount" means an amount equal to (i) 50% of Borrower's net income from the Closing Date through the date of measurement plus (ii) 75% of any proceeds received by Borrower from the sale or issuance of its equity or debt securities from the Closing Date through the date of measurement. This covenant shall be measured as of the last day of each quarter, provided that, at any time that the aggregate amount of the outstanding Advances plus the aggregate undrawn face amount of all outstanding Letters of Credit is in excess of $200,000, this covenant shall be measured as of the last day of each month.

         4. EXHIBIT D to the Agreement is hereby amended and replaced in its entirety by EXHIBIT D attached hereto.

         5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Agreement and all instruments, documents and agreements entered into in connection with the Agreement.

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

         6. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

         7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Amendment, duly executed by Borrower;

                  (b) an extension fee equal to $1,000 which shall be nonrefundable as of the date of this Amendment plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

                  (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                   PERSISTENCE SOFTWARE, INC.

                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------

                                   COMERICA BANK - CALIFORNIA

                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------

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

                                   EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:   COMERICA BANK - CALIFORNIA

FROM: PERSISTENCE SOFTWARE, INC.

         The undersigned authorized officer of PERSISTENCE SOFTWARE, INC. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                REQUIRED                                            COMPLIES
------------------                --------                                           ----------
Financial statements              Quarterly within 45 days (monthly w/i 20 days      Yes    No
                                  if Line exposure > $200,000)
Annual (CPA Audited)              FYE within 90 days                                 Yes    No
10K and 10Q                       When filed                                         Yes    No
A/R Audit                         Semi-Annual                                        Yes    No
A/R & A/P Agings, Borrowing
  Base Cert.                      Monthly within 15 days if Line exposure >          Yes    No
                                  $200,000
IP Report                         Quarterly within 45 days                           Yes    No
Total amount of Borrower's
  cash and investments            Amount: $________                                  Yes    No
Total amount of Borrower's
  cash and investments
  maintained with Bank            Amount: $________                                  Yes    No


FINANCIAL COVENANT                                REQUIRED            ACTUAL          COMPLIES
------------------                                --------            ------         ----------
Maintain on a Quarterly / Monthly* Basis:
         Minimum Quick Ratio                      2.00:1.00           _____:1.00     Yes    No
         Minimum Tangible Net Worth               $4,000,000**        $________      Yes    No

         * These covenants shall be measured as of the last day of each quarter, provided that, at any time that the aggregate amount of the outstanding Advances plus the aggregate undrawn face amount of all outstanding Letters of Credit is in excess of $200,000, this covenant shall be measured as of the last day of each month.

         ** On a consolidated basis, Borrower shall maintain a Tangible Net Worth of at least the following amounts (i) for the quarter ending June 30, 2002, $4,000,000 plus the Additional TNW Amount as of the date of measurement, if any, (ii) for the quarter ending September 30, 2002, the greater of (A) $4,500,000 and (B) $4,000,000 plus the Additional TNW Amount as of the date of measurement, if any, and (iii) thereafter, the greater of (A) $5,000,000 and (B) $4,000,000 plus the Additional TNW Amount as of the date of measurement, if any. As used herein, "Additional TNW Amount" means an amount equal to (i) 50% of Borrower's net income from the Closing Date through the date of measurement plus
         (ii) 75% of any proceeds received by Borrower from the sale or issuance of its equity securities from the Closing Date through the date of measurement.

COMMENTS REGARDING EXCEPTIONS: See Attached. -----------------------------------
                                             -  BANK USE ONLY                  -
Sincerely,                                   -  Received by:                   -
                                             -              --------------------
------------------------------------------   -               AUTHORIZED SIGNER -
SIGNATURE                                    -  Date:                          -
                                             -       ---------------------------
------------------------------------------   -                                 -
TITLE                                        -  Verified:                      -
                                             -           -----------------------
------------------------------------------   -             AUTHORIZED SIGNER   -
DATE                                         -                                 -
                                             -  Date:                          -
                                             -           -----------------------
                                             -  Compliance Status     Yes   No -
                                             -----------------------------------

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